EXHIBIT 32

CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of USEC Inc. for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, John K. Welch, President and Chief Executive Officer, and John C. Barpoulis, Senior Vice President and Chief Financial Officer, each hereby certifies, that, to the best of his knowledge:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of USEC Inc.

February 24, 2011	/s/ John K. Welch
John K. Welch
President and Chief Executive Officer

February 24, 2011	/s/ John C. Barpoulis
John C. Barpoulis
Senior Vice President and Chief Financial Officer